                    U.S. Securities And Exchange Commission
                            Washington, D.C. 20549

                                   DEF 14A
                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                       SECURITIES EXCHANGE ACT of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         CRYO-CELL INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                 (Name of Registrant as Specified In Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                                 [LETTERHEAD]


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     To the Shareholders of CRYO-CELL International, Inc.

          Notice is hereby given that the Annual Meeting of the Shareholders of CRYO-CELL International, Inc. will be held on June 20, 2001, at 10:00 A.M. local time at the corporate headquarters of CRYO-CELL located at 3165 McMullen Booth Road, Building B, Clearwater, Florida 33761. The meeting is called for the following purpose:

          1.   To elect a board of eight directors,

          2. To approve the ratification of Weinick Sanders Leventhal & Co., LLP as the Company's independent auditors,

          3. To consider and take action upon such other matters as may properly come before the meeting or any other adjournment or adjournments thereof.

          The close of business on April 27, 2001 has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the meeting. The stock transfer books of the Company will not be closed.

          All Shareholders are cordially invited to attend the meeting. PLEASE NOTE THAT IF YOU ARE NOT ABLE TO ATTEND THE MEETING PLEASE RETURN THE ENCLOSED PROXY CARD.


                              By Order of the Board of Directors


                              /s/ Jill M. Taymans.

                              Jill M. Taymans
                              Chief Financial Officer



Dated:  May 22, 2001

                         CRYO-CELL INTERNATIONAL, INC.

                                ________________

                                PROXY STATEMENT
                                ________________

     This Proxy Statement is furnished to the shareholders of CRYO-CELL International, Inc. (the "Company") in connection with the 2001 Annual Meeting of Shareholders (the "Annual Meeting") and any adjournment thereof. The Annual Meeting will be held at the CRYO-CELL International, Inc. headquarters located at 3165 McMullen Booth Road, Building B, Clearwater, Florida 33761 on June 20, 2001 at 10:00 A.M. local time.

     The Annual Meeting is being held for the purpose set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the Notice of Annual Meeting are being provided to shareholders beginning on or about May 22, 2001. The Company, a Delaware Corporation, has its principal executive offices at 3165 McMullen Booth Road, Building B, Clearwater, Florida 33761.

Solicitation of Proxies

     The Company is soliciting proxies. The cost of distributing the Proxy Statement and Annual Meeting Notice will be borne by the Company. Brokerage houses and nominees will be requested to supply lists of or forward the information material to the beneficial owners. The Company, upon request, will reimburse such brokerage houses and nominees for their reasonable expenses in forwarding information materials to their beneficial owners. Proxies will be voted as indicated and if no proxy or designation is made a vote by management will be for the proposal.

Voting Securities

     The Company presently has one class of voting capital stock outstanding:
Common Stock, par value $.01 per share.

     As of April 27, 2001, there were issued and outstanding 10,194,629 shares of Class A Common Stock.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Board of Directors currently consists of eight directors, and these eight directors of the Company are to be re-elected at the meeting. If re-elected, each of the eight directors will hold office until the next Annual Meeting of Stockholders and until his/her successor is elected and qualified, or as otherwise provided by the Company's Bylaws or by Delaware law.

     The Board of Directors has nominated the eight persons named below for election as directors. The eight nominees are presently serving as directors. It is intended that the shares represented by the enclosed proxy will be voted for the election of these eight nominees (unless such authority is withheld by a stockholder) as described herein. In the event that any of the nominees should become unable or unwilling to serve as a director (which is not anticipated), it is intended that the proxy will be voted for the election of such person or persons, if any, who shall be designated by the Board of Directors.

     The nominees for election as Directors are as follows:

Daniel D. Richard, 70, Chairman of the Board and Chief Executive Officer. Mr. Richard is the founder of the Company and co-inventor of the Company's technologies. He has served as Chairman of the Board since the Company's inception. In 1986, he was a co-founder and served as an initial officer and director of Marrow-Tech, Inc., a publicly traded company engaged in the field of cellular replication. Prior to that Mr. Richard was President of Daniel Richard Consultants, Inc. During that time frame his organization was responsible for setting up restaurant marketing programs in over forty cities.
Director since 1989.

Wanda D. Dearth, 48, President, Chief Operating Officer. Ms Dearth joined the Company in June 2000. Ms. Dearth was formerly the Business Unit Vice President for the nurse staffing division of kforce.com (formerly Romac International, Inc.) Ms. Dearth has a history of over 15 years placing physicians and nurses throughout the U.S. She has over 20 years of marketing and operational experience with the majority of her career specializing in start-up operations. Ms. Dearth graduated from Miami University of Ohio with a B. S. in Business Administration.
Director since October 2000.

Gerald F. Maass, 47, Executive Vice President. Mr. Maass joined the Company from Critikon, a subsidiary of Johnson & Johnson, where his most recent position was International Director of Marketing for the Patient Monitoring business. Mr. Maass' ten-year tenure with Johnson and Johnson included several marketing and business development roles; he also served on the Critikon management committee. Prior to Johnson & Johnson, Mr. Maass was with Baxter Healthcare and Control Data Corporation in marketing, sales management, business development and business management roles. Mr. Maass began his career with Mayo Clinic in Rochester, MN and has a degree in Medical Technology.
Director since 1998.

Edward Modzelewski, 72, Director. Mr. Modzelewski owned and operated a successful chain of 10 fast food restaurants and a popular Steak House in Cleveland, Ohio, which was purchased by Choc-Ful-O-Nuts, a New York Stock Exchange Company. Mr. Modzelewski is a graduate of the University of Maryland School of Business. While at the University of Maryland, Mr. Modzelewski was an All-American football player and went on to play professional football for 8 years.
Director since 1996.

Ronald B. Richard, 45, Director. Mr. Richard is currently President of Panasonic Strategic Ventures Company. In this capacity, he is responsible for planning, executing and managing strategic alliances, mergers, acquisitions and joint ventures for Panasonic in the U.S. Prior to his current position, Mr. Richard served as President of Panasonic Home and Commercial Products Company (a principal sales division of Matsushita, North America) where he presided over $300,000,000 in annual sales. From November 1995 - June 1996, he served as President of Panasonic Technologies, Inc., Princeton, N.J. In total, Mr. Richard has served 13 years with Matsushita in executive positions; including management and oversight of 6 key headquarter departments. Mr. Richard holds a Masters Degree from Johns Hopkins University, School of Advanced International Studies and a Bachelors of Arts Degree from Washington University of St. Louis. Director since January 2001.

Mercedes Walton, 47, Director. Ms. Walton is currently President and Chief Operating Officer of Applied Digital Solutions, Inc. a technology information services corporation in Palm Beach, Florida. Ms. Walton serves as a consultant to the Chairman/CEO of CRYO-CELL for the development of global strategies and the infrastructure for the launching of several subsidiaries. Ms. Walton retired after 23 years with AT&T. She rose through the ranks to the position of Vice President of Corporate Strategy and Business Development. In this capacity she was responsible for leading strategic partnership negotiations with device manufacturers and technology development firms in the U.S., Europe and Asia.
Ms. Walton's educational achievements include a Bachelor of Arts degree from Smith College, and Master degrees from both Harvard University and Massachusetts Institute of Technology.
Director since October 2000.

Frederick C. S. Wilhelm, 70, Director. Mr. Wilhelm was formerly Chairman of the Board of Directors of Buffalo Scale and Supply, Inc., a distributor of scales. He was President of that company from 1976 to 1989. Mr. Wilhelm has served as a member of the Board of Directors since the inception of the Company.
Director since 1989.

Junior Winokur, 50, Senior Vice President, Corporate Development, Lamaze Publishing Company. Previously Ms. Winokur served for 13 years at CBS, Inc. in various sales management positions in the Radio Division in New York, Chicago and San Francisco and in 1983 became the first female General Sales Manager in the AM Radio Group. In 1989, Ms. Winokur was named Director of Sales for the Wall Street Journal Radio Network. In 1993, she was appointed Vice President, Sales for Time, Inc., a division of Time Warner. In 1994 Ms. Winokur joined Lamaze Publishing Company where besides her present position she has held positions of President and Group Publisher.
Director since 2000.

Vote Required

     The eight director nominees receiving the greatest number of votes of the Common Stock represented at the meeting (in person or by proxy) will be elected directors assuming a quorum is present at the meeting. Shares of Common Stock represented by proxies that are marked "without authority" with respect to the election of one or more nominees for director have no effect on the outcome of the election.

Recommendation of the Board

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE ABOVE-NAMED NOMINEES AS DIRECTORS OF THE COMPANY

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of April 27, 2001, there was 10,194,629 Common Shares outstanding and entitled to vote at the Annual Meeting. Each common share is entitled to one vote on each of the matters to be voted on at the Annual Meeting. The table listed below sets forth, as of April 27, 2001, the beneficial ownership of all persons known by the Company to own beneficially 5% or more of the outstanding shares of the Company's voting stock, each Director, Executive Officer and all Executive Officers and Directors of the Company as a group as of April 27, 2001:

               Name of                    Number of Shares       Percent of
           Beneficial Owner              Beneficially Owned      Class (1)

     Richard Family Living Trust             1,218,425            9.67%
     Daniel D. Richard (2) *                 1,020,000            8.10%
     Wanda D. Dearth (3) *                      71,000               *
     Gerald F. Maass (4)*                       70,900               *
     Edward Modzelewski (5) *                   54,100               *
     Ronald B. Richard (6)*                     22,000               *
     Jill M. Taymans (7) *                      11,000               *
     Mercedes Walton (8) *                       6,000               *
     Frederick C.S. Wilhelm (9) *               78,000               *
     Junior Winokur (10) *                       7,500               *

     All Executive Officers and
     Directors As a Group (9 persons) *                          20.36%
          * - Less than one percent (1%).

     All addresses for the persons listed above are 3165 McMullen Booth Road, Building B, Clearwater, Florida 33761.

(1) Pursuant to the rules of the Securities and Exchange Commission, the percentage of voting stock for each stockholder is calculated by dividing
     (i) the number of shares deemed to be beneficially held by such stockholders as of April 27, 2001 by (ii) the sum of (a) the number of shares of Common Stock outstanding as of April 27, 2001 plus (b) the number of shares issuable upon exercise of options (which are shares that are not voting until exercised) held by such stockholder which were exercisable as of April 27, 2001 or will become exercisable within 60 days after April 27, 2001.

(2) Includes 1,020,000 shares subject to options exercisable as of April 27, 2001.

(3)  Includes 60,000 shares subject to options exercisable as of June 2, 2001.

(4)  Includes 58,000 shares subject to options exercisable as of April 27, 2001.

(5)  Includes 13,750 shares subject to options exercisable as of April 27, 2001.

(6)  Includes 6,000 shares subject to options exercisable as of April 27, 2001.

(7)  Includes 6,000 shares subject to options exercisable as of April 27, 2001.

(8)  Includes 6,000 shares subject to options exercisable as of April 27, 2001.

(9)  Includes 28,000 shares subject to options exercisable as of April 27, 2001.

(10) Includes 6,000 shares subject to options exercisable as of April 27, 2001.

                       COMPENSATION OF EXECUTIVE OFFICERS

Set forth below is a Summary Compensation table relating to the Chief Executive Officer and its other executive officers for 2000 and 1999.

Name and                                                Restricted     Other
Principal Position               Year       Salary         Stock    Compensation

Daniel D. Richard
Chief Executive Officer          2000      $188,767        -----        ----
                                 1999      $162,885        -----         (1)

Wanda D. Dearth                                                         ----
President, Chief Operating
 Officer                         2000      $ 72,692        10,000

Gerald F. Maass
Executive Vice President         2000      $116,091        -----        ----
                                 1999      $108,846        10,000

Other Executive Salaries         2000      $133,944        -----        ----
                                 1999      $196,747         4,000       ----

(1) On August 12, 1999, the Board of Directors granted 1,000,000 options to purchase shares of the Company's common stock to Daniel D. Richard in recognition of his contributions, (e.g., patent assignments, business development activities, etc.) subject to approval of the Stock Incentive Plan. The 1,000,000 options were granted as follows: 250,000 options at an exercise price of $4.50 per share, 250,000 options at an exercise price of $5.00 per share, 100,000 options at an exercise price of $6.00 per share, 100,000 options at an exercise price of $7.00 per share, 100,000 options at an exercise price of $8.00 per share, 100,000 options at an exercise price of $9.00 per share, and 100,000 options at an exercise price of $10.00 per share. On August 12, 1999 the market price of the stock was approximately $4.00 per share.

                           COMPENSATION OF DIRECTORS

                                Consulting                  Number of Securities
Name                      Year     Fees    Restricted Stock  Underlying Options

Edward Modzelewski        2000     $500
                          1999     ----         10,000             ----

Frederick C.S. Wilhelm    2000     $500
                          1999     ----         10,000             ----

Ronald Richard            2000     ----           ----            6,000

Mercedes Walton           2000     ----           ----            6,000

Junior Winokur            2000     $500           ----            6,000



                                PROPOSAL NO. 2

                     RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Weinick Sanders Leventhal & Co., LLP to perform the audit of the Company's financial statements for the year ending November 30, 2001, subject to ratification by the Company's stockholders at the Meeting. Weinick Sanders Leventhal & Co., LLP have been the Company's auditors since its inception.

     If the selection of Weinick Sanders Leventhal & Co., LLP is not ratified at or prior to the next annual meeting of stockholders, such firm shall decline to act, or otherwise become incapable of acting, as the Company's independent auditors and the Board of Directors will appoint other independent certified public accountants whose engagement for any period subsequent to the next annual meeting will be subject to stockholder approval at such meeting.

Recommendation of the Board

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE INDEPENDENT AUDITORS.

                                 OTHER BUSINESS

     Management does not know of any other business to be acted upon at the meeting, and, as far as is known to management, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, if any other business properly should come before the meeting, it is intended that Shareholders will vote in their discussions on any such matters in accordance with the judgment of the persons voting such proxies.



                   2002 ANNUAL MEETING SHAREHOLDER PROPOSALS

     Proposals intended to be presented at the Company's next Annual Meeting of Shareholders must be received at the Company's executive offices no later than December 1, 2001 for inclusion in the statement related to that meeting.

                             ADDITIONAL INFORMATION

     The Company will provide without charge to each person, on written request of such person, a copy of the Annual Report of the Company on Form 10-KSB for the year ended November 30, 1999 (as filed with the Securities and Exchange Commission) including the financial statements and the schedules thereto. All such requests should be directed to the Secretary, CRYO-CELL International, Inc., 3165 McMullen Booth Road, Building B, Clearwater, Florida 33761.

                                                   CRYO-CELL INTERNATIONAL, INC.

Clearwater, Florida
May 22, 2001

                         CRYO-CELL International, Inc.
                            Audit Committee Charter

I.   Purpose

     The Audit Committee (the "Committee") will assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company's internal control systems, audit functions, financial reporting processes, and methods of monitoring compliance with legal and regulatory matters.

II.  Composition and Organization of Committee

     A.   Size of Committee. The Committee shall consist initially of two
          -----------------
          directors, each of whom has no relationship to the Company that may interfere with the exercise of their independence from management and the Company and is not disqualified under the independence requirements of the National Association of Securities Dealers, Inc. ("NASD") ("Independent"). From and after June 21, 2001, the Committee shall consist of at least three directors, all of who shall be Independent.

     B.   Member Qualifications.
          ---------------------

               1. Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee; and

               2. At least one member of the Committee shall have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

     C.   Appointment to Committee. The Board of Directors will make the
          ------------------------
          Committee appointments at the organizational meeting following each Annual Meeting of Stockholders.

     D.   Term. Members will be appointed by the Board for a one-year term or
          ----
          until a successor is appointed and qualified. It is anticipated that the members will be reappointed to the Committee and will rotate to another committee every three to four years so that members may both gain experience in the affairs of the Company generally and provide continuity of service on the Committee and other committees.

     E.   Committee Chair. The Board of Directors may appoint one of the members
          ---------------
          of the Committee to serve as the Committee Chair. If the Committee Chair is absent from a meeting, another member of the Committee will act as Chair.

     F.   Annual Review of Charter. Not less than annually, the Committee shall
          ------------------------
          review this Charter and recommend to the Board any changes it deems advisable. At any time, the Board of Directors acting on its initiative, or on recommendation of another Board committee, may amend this Charter. Only the full Board of Directors may amend this Committee's Charter.

     G.   Meetings and Report to the Board of Directors. The Committee shall
          ---------------------------------------------
          meet at least four times per year or more frequently as circumstances require and may conduct such meetings telephonically. The Committee Chair shall report on the meetings of the Committee to the Board of Directors at the next Board meeting following any Committee meetings.

III. Retention of Special Legal, Accounting and Other Consultants

     The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee, including but not limited to, in connection with any special investigations deemed necessary by the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

IV.  Review of Company's Internal Control Systems

     The responsibilities of the Committee related to the review of the Company's internal control systems include the following:

     A. Evaluate whether management is setting the appropriate tone at the top by communicating the importance of strong internal controls;

     B. Obtain an understanding of internal controls and the significant risk areas for the Company through discussions with management, the outside auditors and to the extent established, the internal audit department; and

     C. Periodically review the adequacy of internal controls that could significantly affect the Company's financial statements through discussions with management, the outside auditors and to the extent established, the internal audit department.

V.   Review of Financial Reporting Process

     A.   General. Review significant accounting and reporting issues, including
          -------
          recent professional and regulatory announcements, and the impact of them on the financial statements.

     B.   Annual Financial Statements. The Committee shall perform the
          ---------------------------
          following:

               1. Review and obtain an understanding of the scope and timing of the annual audit as well as the results of the audit work performed by the outside auditors.
               2. Discuss with the outside auditors the matters requires to be discussed by Statement on Auditing Standards No. 61, as the same may be modified or supplemented;
               3. Review any significant changes required in the outside auditor's audit plans and any difficulties or disputes with management that were encountered during the course of the audit;
               4. Prior to filing, review and discuss with management the Company's audited financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations (MDA) to be included in SEC Form 10-KSB; and
               5. Based upon the Committee's review and discussion of the audited financial statements with management and the outside auditors, recommend to the Board of Directors whether the audited financial statements should be included in the Company's Annual Report on SEC Form 10-KSB.

     C.   Interim Financial Statements. The Committee or, at the option of the
          ----------------------------
          Committee, the Chair of the Committee shall perform the following:

               1. Obtain an understanding of the extent to which the outside auditors review quarterly financial information;

               2. Discuss with the outside auditors those matters required to be discussed by the Statement of Auditing Standards No. 61, as the same may be modified or supplemented; and

               3. Review and discuss with management the Company's quarterly financial statements prior to filing on SEC Form 10-QSB.

VI.  Relationship with Outside Auditors

     A.   Outside Auditor Accountability. The Company's independent certified
          ------------------------------
          public accountants (the "outside auditor") for the Company is ultimately accountable to the Board of Directors and the Audit Committee of the Company.

     B. Authority of Committee. The Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor.

          C.   Outside Auditor's Independence. The Committee shall perform the
               -------------------------------
               following:

                    1. Obtain from the outside auditor on an annual basis the written disclosures required under Independence Standards Board Standard No. 1 regarding any relationships between the auditor and the Company or any other relationships that reasonably may be thought to bear on the auditor's independence;

                    2. Discuss with the outside auditor the auditor's independence; and

                    3. Recommend to the Board of Directors appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

VII. Monitoring Compliance with Laws and Regulations and Risk Management Policies and Procedures

          The Committee shall monitor compliance with laws and regulations and the risk management process by performing the following:

          A. Obtain an understanding of and periodically review the Company's policies and procedures designed to promote compliance with applicable laws and regulations through discussions with management, general counsel and the internal auditor;

          B. Periodically review with management, major litigation and risk management policies and procedures, including insurance coverages; and

          C. Obtain annual updates from management, general counsel or the internal auditor regarding compliance;

          D. Discuss with management the necessity and timing of establishing an internal audit function and, when deemed appropriate, have the Company establish internal audit function, which would report to the Committee.

VIII.     Limitation on Committee Role

          While the Committee has the responsibilities and powers set forth in the Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The foregoing is the responsibility of management and the independent auditor. Further, it is not the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with applicable laws and regulations.

Adopted by the Board of Directors on June 2, 2000.

PROXY                    CRYO-CELL INTERNATIONAL, INC.


       3165 McMullen Booth Road, Building B, Clearwater, Florida 33761.
                              Tel (727) 723-0333

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Daniel D. Richard, as attorney of the undersigned with full power of substitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of CRYO-CELL International, Inc. to be held at 3165 McMullen Booth Road, Building B, Clearwater, Florida, on June 20, 2001 at 10:00 a.m., local time, and at any continuation or adjournment, thereof, with all powers which the undersigned might have personally present at the meeting.

Voting Instructions - Mark Your Vote (For, Against, Abstain) Place "X" Only In One Box. The Board of Directors Recommends a Vote "For" The Following:


     1.   To elect eight Directors to serve a one-year term expiring in 2002
          Nominees: Daniel D. Richard, Wanda D. Dearth, Gerald F. Maass, Edward Modzelewski, Ronald B. Richard, Mercedes Walton, Frederick C.S. Wilhelm, Junior Winokur.

               FOR ALL [_]    WITHHOLD ALL [_]   FOR ALL EXCEPT AS LISTED ______

     2. To approve the ratification of Weinick Sanders Leventhal & Co., LLP as independent public accountants for the fiscal year ending November 30, 2001

               FOR  [_]       AGAINST [_]         AGAINST [_]

================================================================================

 PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated, May 22, 2001, and a copy of the Company's Annual Report to Stockholders for 2000. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this Proxy and, by filing this Proxy with the Secretary of the Company, gives notice of such revocation.

WHERE NO CONTRARY CHOICE IS INDICATED BY THE STOCKHOLDER, THIS PROXY, WHEN RETURNED, WILL BE VOTED FOR SUCH PROPOSALS, FOR SUCH NOMINEES AND WITH DISCRETIONARY AUTHORITY UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

     THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.


                                                 ______________________________
                                             Date

                                                 ______________________________
                                             Signature

                                                 ______________________________
                                             Signature if Held Jointly